Exhibit 10.53

PRIVATE & CONFIDENTIAL
17 Jan 2018
ATTENTION: SUPER MICRO COMPUTER, INC. TAIWAN

RE: The Summary of Credit Facilities
According to Super Micro's needs of bank facilities, CTBC Bank CO., LTD. has approved bank facilities and terms below:

Product Type	Credit Line Amount	Tenor	Interest Rate	Notes
Short Term Loan I Guarantee	NTD700M/ NTD100M	1 Year	l1(M)+0.25%/ 5‰ p.a.	1. Collateral: Bade factory 2. Guarantee line is included in Short Term Loan.
Short Term Loan	NTD 1,500M	1 Year	l1(M)+0.25%	1. Clean loan
Export O/A loan	USD70M	1 Year	Bargaining Rate	1. Clean loan 2. Drawdown Tenor: 120 Days 3. O/A list is required upon drawdown. 4. 100% of invoice amount can be financed.
Total Cap	USD70M
Bargaining Rate:
● 1M COF+0.30%: repay by the end of each quarter (Mar 31, Jun 30, Sep 30, Dec 31)
● 1M COF+0.50%: Drawdown cross quarter

COF: CTBC Bank's cost of USD fund
l1: CTBC Bank's cost of NTD fund

Collateral:
● Bade factory: Mortgaged amount NTD1,160M.

Terms:
● Shared revolving line of credit facility of USD70M for SUPER MICRO COMPUTER, INC. TAIWAN and SUPER MICRO COMPUTER, B.V.
● Tenor: From 17 Jan 2018 to 31 Jan 2019

Yours Faithfully,
For and on behalf of
CTBC BANK CO., LTD.

中國信託商業銀行(股)公司 CTBC Bank Co., Ltd.
11568 臺北市南港區經貿二路168號 No.168, Jingmao 2nd Rd., Nangang Dist., Taipei City 11568, Taiwan, R.O.C.
Tel: 886-2-3327-7777

Short-Term Extension Acknowledgment Letter

APR 29, 2019
Super Micro Computer Inc. (Taiwan)
Re: Extension of Revolving Line of Credit-Loan

Dear Kevin,
This Letter will confirm that the expiration date of the credit facilities (the “Credit. Agreements”) is extended to JUN 30 2019. All other terms and conditions of the Credit Agreement(s) and its related amendments will remain unchanged.
Neither this extension or any subsequent discussions or negotiations between the Bank and you shall be construed as any commitment by the Bank to further extend the maturity date provided for herein.

PRIVATE & CONFIDENTIAL
17 Jan 2018
ATTENTION: SUPER MICRO COMPUTER B.V.

RE: The Summary of Credit Facility

According to Super Micro's needs of bank facilities, CTBC Bank CO., LTD. has approved bank facility and terms below

Product Type	Credit Line amount	Tenor	Interest Rate	Notes
Export O/A loan	USD70M	1 Year	Bargaining Rate	1. Clean loan 2. Drawdown Tenor: 120 Days 3. O/A list is required upon drawdown. 4. 100% of invoice amount can be financed.
Bargaining Rate:
● 1M COF+0.30%: repay by the end of each quarter (Mar 31, Jun 30, Sep 30, Dec 31)
● 1M COF+0.50%: Drawdown cross quarter
COF: CTBC BANK's cost of USD fund.

Guarantor:
● SUPER MICRO COMPUTER, INC. TAIWAN

Terms:
● Shared revolving line of credit facility of USD70M for SUPER MICRO COMPUTER, INC. TAIWAN and SUPER MICRO COMPUTER, B.V.
● Tenor: from 17 Jan 2018 to 31 Jan 2019

Yours faithfully,
For and on behalf of
CTBC BANK CO ., LTD.

中國信託商業銀行(股)公司 CTBC Bank Co., Ltd.
11568 臺北市南港區經貿二路168號 No.168, Jingmao 2nd Rd., Nangang Dist., Taipei City 11568, Taiwan, R.O.C.
Tel: 886-2-3327-7777

Short-Term Extension Acknowledgment Letter

APR 29, 2019
Super Micro Computer, B.V.
Re: Extension of Revolving Line of Credit-Loan

Dear Kevin,
This Letter will confirm that the expiration date of the credit facilities (the “Credit. Agreements”) is extended to JUN 30 2019. All other terms and conditions of the Credit Agreement(s) and its related amendments will remain unchanged.
Neither this extension or any subsequent discussions or negotiations between the Bank and you shall be construed as any commitment by the Bank to further extend the maturity date provided for herein.